SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549




                                    FORM 8-K/A
                                 Amendment No. 1


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 October 10, 1996


                                 AMF GROUP INC.
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)


                 001-12131                             13-3873272
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         8100 AMF Drive, Mechanicsville, Virginia         23111
         (Address of principal executive offices)      (Zip Code)



                Registrant's telephone number, including area code
                                  (804) 730-4000







         Amendment to File Acquisition Financial Statements

                   On October 24, 1996, AMF Group Inc. (the "Regis-trant"), a Delaware corporation, filed a report on Form 8-K (the "Form 8-K") with respect to the acquisition by AMF Bowling Centers, Inc., a Virginia corporation and an indirect, wholly owned subsidiary of the Registrant, of 50 bowling centers and certain related assets and liabilities from Charan Industries, Inc., a Delaware corporation. At the time of such filing, it was impracticable to provide the financial statements and pro forma financial information required to be filed. By this Amendment No. 1, the Registrant is amending Item 7 of the Form 8-K to include such required financial statements and pro forma financial information.







         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (a)  Financial Statements of BCA & Affiliates
                        Year ended August 31, 1996
                        Report of Independent Auditors

                        Balance Sheet - As of August 31, 1996

                        Statement of Income - For the year ended August
                        31, 1996

                        Statement of Cash Flows - For the year ended
                        August 31, 1996

                        Notes to Financial Statements

                   (b)  Pro Forma Financial Statements of AMF Group
                        Holdings Inc.

                        Pro Forma Consolidated Balance Sheet - As of
                        September 30, 1996

                        Pro Forma Consolidated Statement of Income - For the Nine Months ended September 30, 1996

                        Pro Forma Consolidated Statement of Income - For the Year ended December 31, 1995

                        Notes to Pro Forma Consolidated Financial State-ments




























                          Report of Independent Auditors



         Board of Directors
         BCA & Affiliates



         We have audited the accompanying balance sheet of BCA & Affili-ates as of August 31, 1996, and the related statement of income and cash flows for the year then ended. These financial state-ments are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evalu-ating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of BCA & Affiliates as of August 31, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting prin-ciples.




         Todres & Sheiffer
         Westbury, New York
         December 4, 1996



















                                 BCA & AFFILIATES

                                  BALANCE SHEET

                                 August 31, 1996


                                      Assets


         Current assets:
           Cash and cash equivalents                       $   598,000
           Accounts receivable                                 203,000
           Inventories                                         642,000
           Prepaid expenses                                    509,000
                                                             ---------
              Total current assets                           1,952,000

         Property, plant and equipment - net
           (Notes 1 and 2)                                  42,892,000
         Other assets (Note 8)                                 613,000
                                                            ----------
                                                           $45,457,000
                                                            ==========

                Liabilities and Excess of Assets Over Liabilities

         Liabilities:
           Current liabilities:
              Accounts payable and accrued expenses        $ 2,156,000
              Current portion of long-term debt (Note 3)    17,901,000
              Bank line of credit (Note 4)                   4,677,000
              Capital lease obligation (Note 5)                811,000
                                                            ----------
                Total current liabilities                   25,545,000

         Long-term liabilities:
           Long-term debt (Note 3)                                -
                                                            ----------
              Total liabilities                             25,545,000

           Contingencies (Note 6)                                 -

           Excess of assets over liabilities                19,912,000
                                                            ----------
                                                           $45,457,000
                                                            ==========

                      - See notes to financial statements -









                                 BCA & AFFILIATES

                               STATEMENT OF INCOME

                            Year ended August 31, 1996

         Revenues:
           Bowling                                         $63,818,000
           Other                                               178,000
                                                            ----------
              Total revenues                                63,996,000

           Cost of sales                                     7,219,000
                                                            ----------
              Gross profit                                  56,777,000
                                                            ----------
         Operating expenses:
           Payroll and related costs                        17,522,000
           Parts and supplies                                4,270,000
           Repairs and maintenance                           1,301,000
           Occupancy costs                                   7,239,000
           Promotional and marketing                         4,531,000
           Insurance and other costs                         3,215,000
           General and administrative - home office          6,146,000
           Interest                                          2,003,000
                                                            ----------
              Total operating expenses                      46,227,000
                                                            ----------
         Income before depreciation expense                  10,550,000

         Depreciation expense                                7,093,000
                                                             ---------
              Net income                                   $ 3,457,000
                                                             =========










                      - See notes to financial statements -










                                 BCA & AFFILIATES

                             STATEMENT OF CASH FLOWS

                            Year ended August 31, 1996

         Cash Flows from Operating Activities:
           Net income                                      $ 3,457,000
           Adjustments to reconcile net income to
             net cash provided by operating activities:
                Depreciation and amortization                7,093,000
                (Increase) decrease in:
                  Accounts receivable                           75,000
                  Inventories                                  (19,000)
                  Prepaid expenses                             (51,000)
                  Other                                         55,000
                Increase (decrease) in:
                  Accounts payable and accrued expenses       (554,000)
                                                            ----------
           Net cash from operating activities               10,056,000
                                                            ----------
         Cash Flows for Investing Activities:
           Additions to property, plant and equipment, net  (4,997,000)
                                                             ---------
         Net cash used for investing activities             (4,997,000)
                                                             ---------
         Cash flows for financing activities:
           Principal payments on long-term debt             (1,661,000)
           Transfers to home office                         (3,075,000)
                                                             ---------
           Net cash used for financing activities           (4,736,000)
                                                             ---------
         Net increase in cash and cash equivalents             323,000

         Cash and cash equivalents at beginning of year        275,000
                                                               -------
         Cash and cash equivalents at end of year          $   598,000
                                                               =======
         Supplemental Schedule of Cash Flow Information:
           Cash paid during the year for:
             Interest                                      $ 2,003,000
                                                             =========
             Income taxes                                  $   183,000
                                                             =========



                      - See notes to financial statements -












                                 BCA & AFFILIATES

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1996



         Description of the Business


         Organization

         The financial statements of BCA and Affiliates (the "Company") consists of the operations of 50 bowling centers, one golf course, and certain related recreational activities. BCA is a division of Charan Industries, Inc. The affiliates of BCA in-clude two partnerships which are owned primarily by the princi-pal shareholders of Charan Industries, Inc.


         Note 1 - Summary of Significant Accounting Policies


         Cash and Cash Equivalents

         The Company considers cash in the operating bank accounts, overnight investments, and money market accounts to be cash and cash equivalents.

         Inventories

         Inventories consists of food, liquor, and various bowling equipment at the lower of cost (first-in, first-out method) or market.

         Property, Plant and Equipment

         Depreciation for financial reporting is computed using the straight-line method over the estimated useful life of the as-set beginning in the year of acquisition. Accelerated methods are used for income tax reporting. When assets are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reflected in income for the period. The installment sales method for reporting gains is used where applicable.



                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         Note 1 - Summary of Significant Accounting Policies (Continued)


         Leases

         Leases which meet certain criteria are classified as capital leases, and assets and liabilities are recorded at amounts equal to the lesser of the present value of the minimum lease payments or the fair value of the leased properties at the be-ginning of the lease term. Such assets are amortized evenly over the related lease terms or their economic lives. Interest expense relating to the lease liabilities is recorded to effect constant rates of interest over the terms of the leases.
         Leases which do not meet such criteria are classified as oper-ating leases and the related rentals are charged to expense as incurred.


         Income Taxes

         On September 1, 1988 the Charan Industries, Inc. elected to be taxed under the provisions of Subchapter "S" of the Internal Revenue Code. Under those provisions, Charan Industries, Inc is not subject to federal corporate income taxes, other than on certain types of transactions. The stockholders are liable for individual federal and state income taxes on their proportion-ate shares of Charan's income. Accordingly, there is no pro-vision for income taxes for BCA & Affiliates.


         Allocation of General and Administrative Expenses

         General and administrative expenses of Charan Industries, Inc. (consisting primarily of home office payroll costs, rent, pro-fessional fees, and general insurance) are allocated to the company on the basis of revenues, which approximate 90% of the total amount, unless the expenses are specifically related to either bowling or non-bowling activities. Interest expense for the term loan is allocated to the Company on the basis of the proportional values of the collateralized assets between non-bowling and bowling assets. All other interest expense is spe-cific to the bowling operation.








                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         Note 1 - Summary of Significant Accounting Policies (Continued)


         Excess of Assets over Liabilities

         The excess of assets over liabilities represents the net asset value of BCA and Affiliates. Charan Industries, Inc. and two partnerships primarily owned by the shareholders of Charan In-dustries, Inc., own the equity interests in BCA and affiliates.


         NOTE 2 - Property, Plant and Equipment

         The estimated useful lives of the various classes of fixed as-sets are as follows:

           Buildings and building improvements               31.5 years
           Bowling lanes and equipment                          7 years
           Pinspotter equipment                                 7 years
           Restaurant and bar equipment                         7 years
           Furniture, fixtures and other equipment            3-7 years
           Leasehold improvements                            31.5 years


         Property, plant and equipment consists of the following:

           Land                                             $ 5,072,000
           Buildings                                         33,533,000
           Bowling lanes/pinspotters                         23,574,000
           Other equipment                                   43,187,000
                                                            -----------
                                                            105,366,000

           Less:  Accumulated depreciation                  (62,474,000)
                                                             ----------
                                                         $   42,892,000
                                                             ==========






                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         NOTE 2 - Property, Plant and Equipment (Continued)

         Leased property under capital leases included in property, plant and equipment is as follows:


           Land and buildings - bowling properties           $  815,000
           Less:  accumulated amortization                      268,000
                                                                -------
                                                             $  547,000
                                                                =======

         NOTE 3 - Long-Term Debt

         Long-term debt consists of the following:


         Bowling properties:
           various 7% - 10% debt instruments requiring
           monthly payments of interest and principal
           maturing at various dates through 2007           $ 4,324,000

         (A)  Term loans:
              Two term loans with independent banks.
              Bank prime rate requiring quarterly
              payments through May, 2000.                    13,577,000
                                                             ----------
                                                             17,901,000

         Less:  Current portion of long-term debt            17,901,000
                                                             ----------
              Total                                         $      0
                                                             ==========

         The total long-term principal balance of $17,901,000 is classi-fied as a current liability since all debt attributable to bowling was repaid in October 1996. See Note 9 in connection with the sale of the Company.





                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         NOTE 3 - Long-Term Debt (Continued)


         (A) On May 27, 1993 Charan Industries, Inc. borrowed $35,500,000, the proceeds of which were used for the refinanc-ing of existing debt in the amount of $28,675,000, with the balance used for working capital. The borrowing consisted of two separate term loan agreements executed simultaneously with two independent banking institutions. The principal amount of each term loan was $23,000,000 and $12,500,000. The term notes require twenty-eight quarterly principal payments the first of which was paid on August 31, 1993 with succeeding quarterly installments due on the last day of each succeeding November, February, and May thereafter until May 31, 2000 when the prin-cipal amount of $14,200,000 shall be due and payable together with any remaining interest. Interest is payable monthly at each bank's prime rate. The term notes are secured by first mortgages upon certain assets. The loan agreements contain covenants, that the Company maintain certain minimum require-ments of net worth, debt to equity ratio and certain other earnings and cash flow ratios. At August 31, 1996 the balance of $29,349,000 was allocated to BCA & Affiliates on the basis of the collateralized assets pledged resulting in a balance outstanding to the Company totaling $13,577,000.


         NOTE 4 - Bank Line of Credit

         On May 27, 1993, Charan Industries, Inc. entered into a three-year revolving credit agreement which enables the Company to borrow up to $5,000,000 through October 1996. Interest is pay-able monthly at the bank prime rate. The note is secured by first mortgages on certain assets. The loan agreement contains covenants requiring the Company to satisfy certain minimum re-quirements of net worth, debt to equity, earnings and cash flow rates.

         This facility was utilized to the extent of $4,677,000 for the year ended August 31, 1996.











                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         NOTE 5 - Leases

         The Company is committed under a number of long-term leases expiring at various dates through the year 2058. Certain oper-ating leases contain provisions for a percentage of gross sales to be paid as rent, should sales exceed an agreed amount, oth-erwise base rents are to be paid. The agreements generally require the payment of utilities, real estate taxes, insurance and repairs. The following is a schedule of future minimum lease payments for all noncancellable leases together with the present value of the net minimum lease payments for capital leases.



         Fiscal                                  Capital      Operating
          Year                                   Leases        Leases

           1997 .............................  $   98,000   $ 1,220,000
           1998 .............................      98,000     1,193,000
           1999 .............................      98,000     1,138,000
           2000 .............................      98,000       984,000
           2001 .............................      98,000       444,000
           2002 and thereafter ..............   3,990,000     4,949,000
                                                ---------     ---------
           Total minimum lease payments .....   4,480,000   $ 9,928,000
           Less imputed interest ............   3,669,000     =========
           Present value of minimum lease       ---------
            payments ........................  $  811,000
                                                =========

         Total rent expense for the years ended August 31, 1996 amounted to $1,785,000.













                                 BCA & AFFILIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                 August 31, 1996




         NOTE 6 - Contingencies

         The Company is involved in litigation on a number of matters and is subject to certain claims which arise in the normal course of business, none of which, in the opinion of manage-ment, is expected to have a materially adverse effect on the Company's financial position.


         NOTE 7 - 401(K) Retirement/Profit Sharing Plan

         In January 1991, Charan Industries, Inc. established a 401(K) Retirement Profit Sharing Plan. The Board of Directors estab-lished a matching contribution equal to a maximum of 50% of the first 2% of the employee contribution. The profit sharing plan contribution is subject to annual determination and is not man-datory.


         NOTE 8 - Other Assets

         Other assets are as follows:



           Non-compete agreements (net)                       $ 485,000
           Mortgage acquisition costs (net)                      53,000
           Other                                                 75,000
                                                                -------
                                                              $ 613,000
                                                                =======


         Non-compete agreements and mortgage acquisition costs are shown net of amortization.

         NOTE 9 - Subsequent Events

         All of the assets of the Company were sold to AMF Bowling Cen-ters Inc. on October 9, 1996, under the provisions of an asset purchase agreement dated September 10, 1996. A portion of the proceeds of the sale were used by the Company to satisfy its outstanding debt.








                                                  AMF GROUP HOLDINGS INC.
                                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   AS OF SEPTEMBER 30, 1996
                                                        (unaudited)
                                                  (in millions of dollars)



                                             Historical                Pro Forma
                                      AMF Group    BCA & Affiliates    Adjustments  Pro Forma
                                      Holdings Inc.  (Note 1)           (Note 2)
      Assets
    Current assets:
     Cash and cash equivalents         $  27.2        $  0.6              --        $ 27.8
     Accounts and notes receivable,
      net of allowance for doubtful
       accounts of $3.0                   50.3          0.2               --          50.5
     Inventories                          45.6          0.7               --          46.3
     Prepaid expenses and other           15.2          1.0               --          16.2
                                         -----         ----              ----        -----
       Total current assets              138.3          2.5               --         140.8
                                         -----         ----              ----        -----
    Notes receivable                       0.6         --                 --           0.6
    Property and equipment, net          531.5         45.0           $  62.2 (a)    638.7
    Deferred financing costs              41.2         --                 --          41.2
    Goodwill                             762.0         --                 --         762.0
    Other assets                          38.7          0.5               --          39.2
                                       -------         ----              ----      -------
       Total assets                   $1,512.3      $  48.0           $  62.2     $1,622.5
                                       =======         ====              ====      =======

      Liabilities and Stockholder's Equity
    Current liabilities:
     Accounts payable                 $   32.4     $    1.4               --      $   33.8
     Accrued expenses                     39.7          1.1               --          40.8
     Income taxes payable                  3.1          0.3               --           3.4
     Note payable to bank                 15.0         --                 --          15.0
     Long-term debt, current              39.5         23.5           $ (22.6) (b)    40.4
                                         -----         ----              ----        -----
       Total current liabilities         129.7         26.3             (22.6)       133.4

    Long-term debt                       989.7         --                66.5  (c) 1,056.2
    Other long-term liabilities            1.8         --                 --           1.8
    Deferred income taxes                 20.8         --                 --          20.8
                                       -------         ----              ----      -------
       Total liabilities               1,142.0         26.3              43.9      1,212.2
                                       -------         ----              ----      -------
    Commitments and contingencies
    Stockholder's equity:
     Common stock (par value
     $.01, 100 shares issued
      and outstanding at
      September 30, 1996)                 --            0.4              (0.4) (d)    --
    Paid-in capital                      389.1          3.4              36.6  (d)   429.1
    Retained earnings (deficit)          (17.5)        18.7             (18.7) (d)   (17.5)
    Equity adjustment from foreign
     currency translation                 (1.3)        --                 --          (1.3)
    Treasury stock                          --         (0.8)             0.8 (d)       --
                                         -----         ----              ----        -----
       Total stockholder's equity        370.3         21.7              18.3        410.3
                                         -----         ----              ----        -----
       Total liabilities and
         stockholder's equity         $1,512.3      $  48.0             $62.2     $1,622.5
                                       =======         ====              ====      =======

                      See Notes to Pro Forma Consolidated Financial Statements








                                            AMF GROUP HOLDINGS INC.
                                     PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                 (unaudited)
                                             (in millions of dollars)



                             Pro Forma
                             AMF Group        Historical
                             Holdings Inc.  BCA & Affiliates
                             Nine Months      Nine Months       Pro Forma
                            Ended 09/30/96   Ended 09/30/96    Adjustments    Pro Forma
                               (Note 4)         (Note 1)         (Note 3)
    Operating revenues            $ 369.3       $  46.6         $ --          $ 415.9
                                    -----          ----           ---           -----
    Operating expenses:
     Cost of goods sold             111.5           4.5            --           116.0
     Bowling center
       operating expenses           125.1          30.0           (3.5) (e)     151.6
     Selling, general and
       administrative expenses       34.7           4.7           (3.5) (f)      35.9
     Depreciation and
      amortization                   52.7            --            6.3 (g)       59.0
                                    -----          ----            ---          -----
        Total operating expenses    324.0          39.2           (0.7)         362.5
                                    -----          ----            ---          -----
     Operating income                45.3           7.4            0.7           53.4

    Nonoperating expenses:
     Interest expense                78.5           --             4.5 (h)       83.0
     Other expenses, net              1.4           --              --            1.4
     Interest income                 (4.7)          --              --           (4.7)
     Foreign currency
       transaction loss               0.4           --              --            0.4
                                      ---           ---             ---           ---
    Income (loss) before
      income taxes                  (30.3)          7.4            (3.8)        (26.7)
    Provision (benefit) for
      income taxes                   (9.7)          --              1.5 (i)      (8.2)
                                     ----           ---             ---          ----
       Net income (loss)         $  (20.6)     $    7.4        $   (5.3)     $  (18.5)
                                     ====           ===             ===          ====


                 See Notes to Pro Forma Consolidated Financial Statements















                                                     AMF GROUP HOLDINGS INC.
                                               PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                 FOR THE YEAR ENDED DECEMBER 31, 1995
                                                         (unaudited)
                                                    (in millions of dollars)



                                      Pro Forma
                                      AMF Group      Historical
                                    Holdings Inc. BCA & Affiliates
                                    Twelve Months   Twelve Months    Pro Forma
                                   Ended 12/31/95  Ended 12/31/95   Adjustments   Pro Forma
                                      (Note 4)        (Note 1)       (Note 3)
    Operating revenues               $ 562.6         $  60.1          $  --        $ 622.7
                                       -----            ----             ---         -----
    Operating expenses:
     Cost of goods sold                183.6             5.9             --          189.5
     Bowling center
      operating expenses               169.1            40.0           (4.6) (e)     204.5
     Selling, general and
      administrative expenses           46.6             6.2           (4.7) (f)      48.1
     Depreciation and amortization      67.0            --              8.4 (g)       75.4
                                       -----            ----            ---          -----
       Total operating expenses        466.3            52.1           (0.9)         517.5
                                       -----            ----            ---          -----
     Operating income                   96.3             8.0            0.9          105.2

    Nonoperating expenses:
     Interest expense                  102.1            --              6.0 (h)      108.1
     Other expenses, net                 2.0            --              --             2.0
     Interest income                    --              --              --             --
     Foreign currency transaction
       loss                             --              --               --            --
                                        ---             ---             ---           ---
   Income (loss) before income taxes   (7.8)            8.0            (5.1)          (4.9)
    Provision for income taxes          10.0            --              1.2 (i)       11.2
                                       ----             ---             ---           ----
      Net income (loss)            $  (17.8)         $  8.0         $  (6.3)      $  (16.1)
                                       ====             ===             ===           ====


                    See Notes to Pro Forma Consolidated Financial Statements

















                             AMF GROUP HOLDINGS INC.

               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


              (1)  BASIS OF REPORTING

                   The unaudited Pro Forma Consolidated Financial State-ments of AMF Group Holdings Inc. (the "Company") are provided to give effect to the acquisition on October 10, 1996, of 50 bowling centers and certain related assets and liabilities (the "BCA Acquisition") of BCA & Affiliates ("BCA").

                   The purchase price of $106.5 million was funded with $40 million from the sale of equity by AMF Holdings Inc. to its institutional stockholders and one of its directors and $66.5 million borrowed under the Company's existing Acquisition Fa-cility.

                   The Company is a wholly owned subsidiary of AMF Group Holdings Inc. ("Holdings"). The historical financial informa-tion of the Company has been adjusted (Note 4) to give effect to a Stock Purchase Agreement dated February 16, 1996 between Holdings and the stockholders (the "Sellers") of AMF Bowling Group (the "Predecessor Company"). In accordance with this agreement, Holdings acquired the Predecessor Company ("Holdings Acquisition") on May 1, 1996 through a stock purchase by Hold-ings' subsidiaries of all the outstanding stock of the separate domestic and foreign corporations that constituted substan-tially all of the Predecessor Company and through the purchase of certain assets of the Predecessor Company's bowling center operations in Spain and Switzerland. Holdings did not acquire the assets of two bowling centers located in Madrid, Spain and Geneva, Switzerland (both of which were retained by the Sell-ers). Accordingly, as a result of the Holdings Acquisition, the Company owned or operated 208 U.S. bowling centers and 78 international bowling centers as of September 30, 1996. As a result of the BCA Acquisition, the Company owns or operates 258 U.S. bowling centers and 78 international bowling centers as of October 10, 1996.

                   Holdings' pro forma statement of income for the nine months ended September 30, 1996 is based on the Predecessor Company's statement of income for the four month period ending April 30, 1996 and Holdings' statement of income for the nine month period ended September 30, 1996 and is adjusted as described in Note 4 of this report. Holdings' pro forma statement of income for the twelve months ended December 31,









         1995 is based on the Predecessor Company's results of opera-tions and adjustments giving effect to the Holdings Acquisition under the purchase method of accounting as described in Note 4 of this report.

                   The consolidated pro forma income statement informa-tion is based on the pro forma financial information of Holdings (see Note 4) and the historical financial information of BCA giving effect to the BCA Acquisition under the purchase method of accounting.

                   The pro forma combined balance sheet as of September 30, 1996 presents the financial position of Holdings assuming the BCA Acquisition had been completed as of that date. The pro forma combined statements of income for the year ended December 31, 1995 and for the nine months ended September 30, 1996 present the results of operations of the combined entities assuming that the BCA Acquisition had been completed as of the beginning of the respective periods.

                   The Pro Forma Consolidated Financial Statements should be read in conjunction with Holdings' unaudited fi-nancial statements for the nine months ended September 30, 1996, and the accompanying historical financial statements and notes of BCA & Affiliates for the year ended August 31, 1996.

              (2)  CONSOLIDATED BALANCE SHEET PRO FORMA ADJUSTMENTS

                   The Pro Forma Consolidated Balance Sheet gives effect to the adjustments described below:

                   (a) To adjust the carrying value of property, plant and equipment to fair market value in accordance with the purchase method of accounting.

                   (b)  To eliminate BCA debt not acquired by Holdings.

                   (c) To record the $66.5 million portion of the pur-chase price borrowed under the Company's exist-ing Acquisition Facility.

                   (d) To eliminate the equity of BCA and record the $40.0 million of equity funded by the Company's institutional stockholders and one of its direc-tors.














              (3)  CONSOLIDATED STATEMENTS OF INCOME PRO FORMA ADJUSTMENTS

                   The Pro Forma Consolidated Statements of Income give effect to the adjustments described below:

                   (e) To reflect reductions in payroll, advertising, and insurance that result from closing BCA head-quarters and reducing regional staff positions.

                   (f) To reflect net reductions in corporate and re-gional office expenses that result from closing BCA headquarters and reducing regional staff positions.

                   (g) To reflect depreciation for the related periods including expenses associated with the change in values for property, plant, and equipment as a result of applying the purchase method of accounting. The average useful lives used to compute this adjustment are 39 years for build-ings and 5 years for machinery and equipment.

                   (h) To record the interest cost related to the $66.5 million portion of the purchase price borrowed under the Company's existing Acquisition Facil-ity. The weighted average interest rate is 9.0% for the year ended December 31, 1995 and the nine months ended September 30, 1996, reflecting the Company's borrowing rates during those periods.

                   (i) To record the tax effect of the combined his-torical BCA and pro forma adjustments at the statutory rate of 41.0%.

























              (4) AMF GROUP HOLDINGS INC. STATEMENTS OF INCOME PRO FORMA ADJUSTMENTS

                   The following Pro Forma Company Statement of Income give effect to the adjustments described below each:

                                               AMF GROUP HOLDINGS INC.
                                         PRO FORMA COMPANY STATEMENT OF INCOME
                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                    (unaudited)
                                               (in millions of dollars)



                                 Historical                                       Pro Forma
                                  AMF Group       Predecessor                     AMF Group
                                Holdings Inc.       Company                     Holdings Inc.
                                 Nine Months      Four Months     Pro Forma      Nine Months
                               Ended 09/30/96*  Ended 04/30/96   Adjustments   Ended 09/30/96
                                  (Note 1)         (Note 1)       (Note 4)
    Operating revenues          $  205.2         $  164.9         $ (0.8)(j)       $ 369.3
                                   -----            -----            ---            ------
    Operating expenses:
      Cost of goods sold            68.5             43.1           (0.1)(j)        111.5
      Bowling center operating
        expenses                    69.4             80.2          (24.5)(j)(k)     125.1
      Selling, general and
       administrative expenses      19.4             35.5          (20.2)(j)(k)     34.7
      Depreciation and
       amortization                 29.6             15.1            8.0(l)         52.7
                                   -----            -----           ----           -----
         Total operating expenses  186.9            173.9          (36.8)          324.0
                                   -----            -----           ----           -----
         Operating income (loss)    18.3             (9.0)          36.0            45.3

    Nonoperating expenses:
      Interest expense              50.1              4.5           23.9(m)         78.5
      Other expenses, net            0.7              0.7           --               1.4
      Interest income               (4.1)            (0.6)          --              (4.7)
      Foreign currency
       transaction loss              0.4             --             --               0.4
                                    ----             ----           ----             ----
    Income (loss) before
      income taxes                 (28.8)           (13.6)          12.1            (30.3)
    Provision (benefit) for
      income taxes                 (11.3)            (1.7)           3.3(n)          (9.7)
                                    ----             ----            ---             ----
        Net income (loss)     $    (17.5)      $    (11.9)     $     8.8      $     (20.6)
                                    ====             ====            ===             ====

         * Includes the results of operations from May 1, 1996 (date of the Acquisition) through September 30, 1996.









                   (j) To reflect the impact of Holdings not acquiring the operations of one bowling center in Switzer-land and one bowling center in Spain.

                   (k) The elimination of a one time charge of $44.0 million for special bonuses and payments made by the Sellers in April, 1996.

                   (l) To reflect an increase in depreciation and amor-tization expense resulting from the allocation of the purchase price to fixed assets and good-will and a change in the method of depreciation of fixed assets. The Predecessor Company prin-cipally used the double declining balance method. The amount of the pro forma adjustment for depreciation was determined using the straight-line method over the estimated lives of the assets acquired. Goodwill is being amor-tized over 40 years.

                   (m) To reflect the incremental interest expense associated with the issuance of debt which par-tially funded the Holdings Acquisition.

                   (n) To give effect to the change in status of the U.S. and international subsidiaries of Holdings from S corporations to taxable corporations un-der the Internal Revenue Code upon consummation of the Holdings Acquisition.































                                                         AMF GROUP HOLDINGS INC.
                                                   PRO FORMA COMPANY STATEMENT OF INCOME
                                                    FOR THE YEAR ENDED DECEMBER 31, 1995
                                                              (unaudited)
                                                            (in millions of dollars)



                                                 Historical                     Pro Forma
                                                     AMF                        AMF Group
                                                Bowling Group                 Holdings Inc.
                                                Twelve Months    Pro Forma    Twelve Months
                                               Ended 12/31/95   Adjustments  Ended 12/31/95
                                                  (Note 1)       (Note 4)
         Operating revenues                     $  564.9       $   (2.3)(o)    $ 562.6
                                                   -----            ---          -----
         Operating expenses:
          Cost of goods sold                       183.9           (0.3)(o)      183.6
          Bowling center operating expenses        170.6           (1.5)(o)      169.1
          Selling, general and
            administrative expenses                 46.9           (0.3)(p)       46.6
          Depreciation and amortization             39.1           27.9(q)        67.0
                                                   -----           ----          -----
           Total operating expenses                440.5           25.8          466.3
                                                   -----           ----          -----
           Operating income (loss)                 124.4          (28.1)          96.3

         Nonoperating expenses:
          Interest expense                          13.5           88.6(r)       102.1
          Other expenses, net                        2.0           --              2.0
          Interest income                           --             --             --
          Foreign currency transaction
             loss                                   --             --             --
                                                   -----        -----            ---
         Income (loss) before income taxes         108.9       (116.7)          (7.8)
         Pro Forma Provision (benefit)
             for income taxes                       40.6        (30.6)(s)       10.0
                                                    ----         ----           ----
           Net income (loss)                     $  68.3      $ (86.1)       $ (17.8)
                                                    ====         ====           ====


















                   (o) To reflect the net reduction in revenues and expenses related to the following:

                          (i) Certain assets of the Predecessor Company not purchased by Holdings.

                         (ii) Impact of Holdings not acquiring the op-erations of one bowling center in Swit-zerland and one bowling center in Spain.

                        (iii) Concurrent with the Holdings Acquisition, amounts due from and payable to share-holders and other related parties were canceled.

                   (p) To reflect the reduction in management fees charged to Holdings by an affiliate of the prior owners of the Predecessor Company.

                   (q) To reflect an increase in depreciation and amor-tization expense resulting from the allocation of the purchase price to fixed assets and good-will and a change in the method of depreciation of fixed assets. The Predecessor Company prin-cipally used the double declining balance method. The amount of the pro forma adjustment for depreciation was determined using the straight-line method over the estimated lives of the assets acquired. Goodwill is being amor-tized over 40 years.

                   (r) To reflect the incremental interest expense as-sociated with the issuance of debt which par-tially funded the Holdings Acquisition.

                   (s) To reflect the tax provision associated with the pro forma adjustments.






















         Signatures

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         AMF GROUP INC.
         (Registrant)




          /s/ Stephen E. Hare
         Stephen E. Hare
         Executive Vice President,
         Chief Financial Officer
         (Duly Authorized Officer and
         Chief Accounting Officer)




         Date:  December 20, 1996


























                                       -24-